UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 21, 2021 (April 20, 2021)

COCA COLA CO

(Exact name of Registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Coca-Cola Plaza		30313
Atlanta, Georgia		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
0.500% Notes Due 2024	KO24	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
0.125% Notes Due 2029	KO29B	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
0.500% Notes Due 2033	KO33A	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange
1.000% Notes Due 2041	KO41	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2021, The Coca-Cola Company (the “Company”) announced that on April 20, 2021, Bradley M. Gayton, Senior Vice President and Global General Counsel, has been appointed to serve as Strategic Consultant to the Chairman and Chief Executive Officer of the Company, effective as of April 20, 2021 and ending April 30, 2022. In connection with the foregoing, Mr. Gayton has resigned his employment with the Company and entered into a consulting agreement with the Company. Under the consulting agreement, Mr. Gayton will receive (i) a lump sum sign-on make-whole payment in the amount of $4,000,000 upon signing of the consulting agreement, (ii) a waiver of the repayment obligations of certain benefits paid to Mr. Gayton under his original employment letter agreement dated July 15, 2020, and (iii) a consulting fee of $666,666.67, paid monthly beginning May 2021 through April 2022, in each case subject to Mr. Gayton’s continued compliance with certain restrictive covenants contained in the consulting agreement that are similar to those to which he was bound as an employee under the Company’s equity incentive award agreements. The foregoing description is qualified in its entirety by the Consulting Agreement for Mr. Gayton, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	Other Events.

The Company’s April 21, 2021 press release announcing the resignation and consultancy of Mr. Gayton is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Consulting Agreement between The Coca-Cola Company and Bradley M. Gayton, dated April 20, 2021.
99.1	Press Release of The Coca-Cola Company, dated April 21, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: April 21, 2021	By:	/s/ John Murphy
John Murphy
Executive Vice President and Chief Financial Officer